SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): October 23, 2001

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)

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DELAWARE                                    0-18348                             06-1209796
(State or other                             (Commission File Number)            (I.R.S. Employer
jurisdiction of incorporation)                                                  Identification No.)
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1400 Corporate Center Way, Wellington, Florida                         33414
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                        Exhibit Index Appears on page 4.


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Item 5.  Other Events.

         BE Aerospace, Inc. issued on October 23, 2001 the press release attached hereto. The title, first, third, excluding the fifth bullet, fourth, eighth, ninth, tenth, and sixteenth paragraphs of that press release, which appear as part of Exhibit 99, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------
             99.1          Press Release, dated October 23, 2001.

Item 9.  Regulation FD Disclosure

         The second, fifth bullet of the third, the fifth, sixth, seventh, eleventh, twelfth, thirteenth, fourteenth, and fifteenth paragraphs of the press release appearing in Exhibit 99 are not filed but are furnished pursuant to Regulation FD.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               ------------------------------------------
                               Name:  Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer


Date:  October 24, 2001


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                                  EXHIBIT INDEX


 Exhibit No.               Description of Exhibits
---------------            ----------------------------
    99.1                   Press Release, dated October 23, 2001.









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